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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 1, 2000
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                              Heilig-Meyers Company
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             (Exact name of registrant as specified in its charter)


        Virginia                          1-8484                  54-0558861
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      file number)          Identification No.)


12560 West Creek Parkway, Richmond, Virginia                     23238
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (804) 784-7300
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                                      N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On August 1, 2000, Heilig-Meyers Company, a Virginia corporation (the
"Company"), issued a press release announcing that the Company would defer certain interest payments scheduled for August 2000 and that the Company had engaged the investment banking firm of Lazard, Freres & Co. LLC to assist the Company in exploring strategic alternatives. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits
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          The following exhibit is filed as a part of this report:

          99.1  Press Release dated August 1, 2000.
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                                 SIGNATURE
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HEILIG-MEYERS COMPANY


Date:  August 1, 2000            By: /s/ Donald S. Shaffer
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                                   Donald S. Shaffer
                                   President and
                                   Chief Executive Officer
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                                 Exhibit Index
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Exhibit
No.        Description
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99.1    Press Release dated August 1, 2000.